Exhibit 24(b)(13)

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Brian H. Buckley,
Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203643
033-61897	033-75992	033-81216	333-109622	333-153730	333-203644
033-64277	033-75996	333-01107	333-109860	333-162593	333-203645
033-75248	033-75998	333-09515	333-129091	333-167182	333-203646
033-75962	033-76002	333-27337	333-130822	333-167680	333-207045
033-75974	033-76004	333-56297	333-130825	333-203610	333-210551
033-75980	033-76018	333-72079	333-130826	333-203619

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 22nd day of Nov., 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Charles P. Nelson

Charles P. Nelson, Director and President

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Susan McNamara                             Second Witness Signs:  /s/ Jill Johnson

Printed name of witness:  Susan McNamara                         Printed name of witness:  Jill Johnson

State of Connecticut)

County of Hartford  )  ss:  at Windsor on Nov. 22, 2016.

Personally Appeared Charles P. Nelson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires 11/30/20

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley,
Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203643
033-61897	033-75992	033-81216	333-109622	333-153730	333-203644
033-64277	033-75996	333-01107	333-109860	333-162593	333-203645
033-75248	033-75998	333-09515	333-129091	333-167182	333-203646
033-75962	033-76002	333-27337	333-130822	333-167680	333-207045
033-75974	033-76004	333-56297	333-130825	333-203610	333-210551
033-75980	033-76018	333-72079	333-130826	333-203619

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 29 day of 11, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Francis G. O’Neill

Francis G. O’Neill, Senior Vice President and Chief Financial Officer

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Kathy Bradley                                  Second Witness Signs:  /s/ Heidi C. Wiegel

Printed name of witness:  Kathy Bradley                               Printed name of witness:  Heidi C. Wiegel

State of Connecticut)

County of Hartford  )  ss:  at Windsor on Nov 29, 2016.

Personally Appeared Francis G. O’Neill, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Susan M. Harinstein Notary Public	Susan M. Harinstein NOTARY PUBLIC CONNECTICUT COMMISSION EXPIRES 9/30/2018

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Brian H. Buckley,
Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203643
033-61897	033-75992	033-81216	333-109622	333-153730	333-203644
033-64277	033-75996	333-01107	333-109860	333-162593	333-203645
033-75248	033-75998	333-09515	333-129091	333-167182	333-203646
033-75962	033-76002	333-27337	333-130822	333-167680	333-207045
033-75974	033-76004	333-56297	333-130825	333-203610	333-210551
033-75980	033-76018	333-72079	333-130826	333-203619

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 21st day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ C. Landon Cobb, Jr.

C. Landon Cobb, Jr., Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Diana Blackman                                                                       Signature of Witness #1
Diana Blackman                                                                            Printed or typed name of Witness #1
5780 Powers Ferry Road                                                              Address of Witness #1
Atlanta, GA 30327

/s/ Wendy Waterman                                                                    Signature of Witness #2
Wendy Waterman                                                                         Printed or typed name of Witness #2
5780 Powers Ferry Road                                                              Address of Witness #2
Atlanta, GA 30327

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Brian H. Buckley,
Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203643
033-61897	033-75992	033-81216	333-109622	333-153730	333-203644
033-64277	033-75996	333-01107	333-109860	333-162593	333-203645
033-75248	033-75998	333-09515	333-129091	333-167182	333-203646
033-75962	033-76002	333-27337	333-130822	333-167680	333-207045
033-75974	033-76004	333-56297	333-130825	333-203610	333-210551
033-75980	033-76018	333-72079	333-130826	333-203619

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 28 day of Nov, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Carolyn M. Johnson

Carolyn M. Johnson, Director and Senior Vice President

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Michelle Matarazzo                         Second Witness Signs:  /s/ Wanda Lueken

Printed name of witness:  Michelle Matarazzo                     Printed name of witness:  Wanda Lueken

State of Connecticut)

County of Hartford  )  ss:  at Windsor on Nov. 28, 2016.

Personally Appeared Carolyn M. Johnson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires 11/30/20

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley,
Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203643
033-61897	033-75992	033-81216	333-109622	333-153730	333-203644
033-64277	033-75996	333-01107	333-109860	333-162593	333-203645
033-75248	033-75998	333-09515	333-129091	333-167182	333-203646
033-75962	033-76002	333-27337	333-130822	333-167680	333-207045
033-75974	033-76004	333-56297	333-130825	333-203610	333-210551
033-75980	033-76018	333-72079	333-130826	333-203619

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 29 day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Rodney O. Martin, Jr.

Rodney O. Martin, Jr., Director and Chairman

Notary

State of New York

County of New York

On the 29th day of Nov. in the year 2016, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Pier A. Moore Notary Public	/s/ Pier A. Moore Notary Public, Kings County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Brian H. Buckley,
Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203643
033-61897	033-75992	033-81216	333-109622	333-153730	333-203644
033-64277	033-75996	333-01107	333-109860	333-162593	333-203645
033-75248	033-75998	333-09515	333-129091	333-167182	333-203646
033-75962	033-76002	333-27337	333-130822	333-167680	333-207045
033-75974	033-76004	333-56297	333-130825	333-203610	333-210551
033-75980	033-76018	333-72079	333-130826	333-203619

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 22 day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Chetlur S. Ragavan

Chetlur S. Ragavan, Director, Executive Vice President and

Chief Risk Officer

Notary

State of New York

County of New York

On the 22nd day of Nov. in the year 2016, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, Kings County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Brian H. Buckley,
Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203643
033-61897	033-75992	033-81216	333-109622	333-153730	333-203644
033-64277	033-75996	333-01107	333-109860	333-162593	333-203645
033-75248	033-75998	333-09515	333-129091	333-167182	333-203646
033-75962	033-76002	333-27337	333-130822	333-167680	333-207045
033-75974	033-76004	333-56297	333-130825	333-203610	333-210551
033-75980	033-76018	333-72079	333-130826	333-203619

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 2 day of December, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

     /s/ Michael S. Smith

Michael S. Smith, Director